--------------------------------------------------------------------------------
               THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:

                            ----------------------------------------------------
                            6/30/98    12/31/97   CHANGE     HIGH        LOW
--------------------------------------------------------------------------------
STOCK PRICE                 $15.5000   $15.2500    1.64%    $15.7500   $14.8750
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $16.76     $16.80     (0.24%)   $17.03     $16.54
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.69% (as measured by the LEHMAN BROTHERS MUNICIPAL INDEX) versus the LEHMAN BROTHERS AGGREGATE INDEX'S 3.91% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investor focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The credit quality of most issuers remains strong, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. We have continued to minimize trading activity in the Trust during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment remains the most prudent strategy.

      The following chart compares the Trust's current and December 31, 1997 asset composition:

--------------------------------------------------------------------------------

              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.

--------------------------------------------------------------------------------
          SECTOR                   JUNE 30, 1998  DECEMBER 31, 1997
--------------------------------------------------------------------------------
          County, City & State           26%            25%
--------------------------------------------------------------------------------
          Utility/Power                  22%            22%
--------------------------------------------------------------------------------
          Hospital                       14%            15%
--------------------------------------------------------------------------------
          Transportation                  7%             6%
--------------------------------------------------------------------------------
          Water & Sewer                   6%             6%
--------------------------------------------------------------------------------
          Lease Revenue                   6%             6%
--------------------------------------------------------------------------------
          Education                       6%             6%
--------------------------------------------------------------------------------
          Tax Revenue                     6%             6%
--------------------------------------------------------------------------------
          Other                           4%             5%
--------------------------------------------------------------------------------
          Housing                         3%             3%
--------------------------------------------------------------------------------

      Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short-term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's neutral interest rate policy has allowed the Trust's leverage costs to remain reasonable. At the present, we believe that leverage will continue to positively contribute to the Trust's long-term income earning ability.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/ Robert S. Kapito                    /s/ Kevin Klingert
--------------------                    ------------------
Robert S. Kapito                        Kevin Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------

              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.

--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                               BRM
--------------------------------------------------------------------------------
   Initial Offering Date:                                    September 18, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/98:                             $15.50
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/98:                                 $16.76
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/98: ($15.50)1            5.13%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                 $0.06625
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:              $0.795
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  Distribution is not constant and is subject to change.

----------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
       PRINCIPAL                                                                   OPTION
        AMOUNT                                                                       CALL               VALUE
RATING* (000)                       DESCRIPTION                                   PROVISIONS++           (NOTE 1)
----------------------------------------------------------------------------------------------------------------
               LONG-TERM INVESTMENTS -- 143.7%
               ALABAMA -- 0.2%
AAA  $ 1,905   Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA ...............   08/02 at 71.587      $  1,136,218
                                                                                                    ------------
               ARIZONA -- 0.6%
AAA    4,000   Chandler, G.O., Zero Coupon, 7/01/08, FGIC ..................      No Opt. Call         2,534,920
                                                                                                    ------------
               CALIFORNIA -- 0.4%
AAA    1,890   California Hlth. Fac. Fin. Auth. Rev., Marin Gen. Hosp.,
                 Ser. A, 5.75%, 8/01/09, FSA ...............................      08/03 at 102         2,014,853
                                                                                                    ------------
               COLORADO -- 10.7%
AAA    2,000   E-470 Pub. Hwy. Auth. Co. Rev., Ser. B, Zero Coupon,
                 9/01/11, MBIA .............................................      No Opt. Call         1,063,720
AAA   30,205   Jefferson Cnty., Sch. Dist. No. R-001, G.O.,
                 6.25%, 12/15/02+, AMBAC ...................................               N/A        33,107,398
AAA   13,285   Univ. of Colorado, Hosp. Auth. Rev., Ser. A,
                 6.25%, 11/15/02, AMBAC ....................................               N/A        14,652,956
                                                                                                    ------------
                                                                                                      48,824,074
                                                                                                    ------------
               DISTRICT OF COLUMBIA -- 5.4%
               Dist. of Columbia, G.O., MBIA,
AAA   17,950     Ser. B, 6.30%, 6/01/09 ....................................      06/02 at 102        19,429,080
AAA    3,070     Ser. E, 5.875%, 6/01/08 ...................................      06/03 at 102         3,282,383
AAA    2,000   Dist. of Columbia, Hosp. Rev., Children's Hosp., Ser. A,
                 6.25%, 7/15/08, FGIC ......................................      07/02 at 102         2,159,220
                                                                                                    ------------
                                                                                                      24,870,683
                                                                                                    ------------
               GEORGIA -- 1.7%
               Atlanta, C.O.P., Pretrial Det. Ctr., MBIA,
AAA    3,000     6.25%, 12/01/08 ...........................................      12/02 at 102         3,269,370
AAA    4,000     6.25%, 12/01/11 ...........................................      12/02 at 102         4,359,160
                                                                                                    ------------
                                                                                                       7,628,530
                                                                                                    ------------
               HAWAII -- 1.9%
AAA    7,760   Honolulu, Cnty., G.O., Ser. A, 5.80%, 1/01/07, FGIC .........      No Opt. Call         8,472,446
                                                                                                    ------------
               ILLINOIS -- 13.2%
AAA   14,205   Chicago O'Hare Intl. Arprt. Rev., G.O., Ser. A,
                 6.25%, 1/01/08, MBIA ......................................      01/05 at 102        15,700,218
               Chicago, Sch. Fin. Auth., G.O., Ser. A, FGIC,
AAA   13,000     6.25%, 6/01/07 ............................................      06/02 at 102        14,004,380
AAA    9,150     6.25%, 6/01/09 ............................................      06/02 at 102         9,856,929
               Illinois Hlth. Fac. Auth. Rev.,
AAA   11,000     Alexian Med. Ctr. Proj., Ser. A, 6.35%, 1/01/08, MBIA .....      01/02 at 102        11,749,430
AAA    2,500     Carle Foundation, Ser. A, 6.75%, 1/01/10, FGIC ............      01/00 at 102         2,635,275
AAA   10,170   Met. Pier & Expo. Auth., Ded. St. Tax Rev.,
                 Ser. A, Zero Coupon, 6/15/08, FGIC ........................      No Opt. Call         6,414,219
                                                                                                    ------------
                                                                                                      60,360,451
                                                                                                    ------------
               INDIANA -- 2.4%
               Indiana Hlth. Fac. Fin. Auth.  Hosp. Rev. & Impvt.,
                 Ancilla Sys. Inc., MBIA,
AAA    5,665     Ser. A, 6.25%, 7/01/08 ....................................      07/02 at 102         6,107,097
AAA    4,350     Ser. B, 6.25%, 7/01/08 ....................................      07/02 at 102         4,689,474
                                                                                                    ------------
                                                                                                      10,796,571
                                                                                                    ------------
               IOWA -- 1.3%
AAA    1,725   Iowa Fin. Auth., Sngl. Fam. Mtge. Rev., Ser. F,
                 6.35%, 7/01/09, AMBAC .....................................      01/03 at 102         1,827,258
AAA    4,195   Muscatine, Elec. Rev., 5.00%, 1/01/08, FSA ..................      01/99 at 100         4,204,481
                                                                                                    ------------
                                                                                                       6,031,739
                                                                                                    ------------
               KENTUCKY -- 0.5%
AAA    3,890   Owensboro, Elec. Lt. & Pwr. Rev., Ser. B, Zero Coupon,
                 1/01/09, AMBAC ............................................      No Opt. Call         2,399,780
                                                                                                    ------------


                                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
       PRINCIPAL                                                                   OPTION
        AMOUNT                                                                       CALL               VALUE
RATING* (000)                       DESCRIPTION                                   PROVISIONS++         (NOTE 1)
----------------------------------------------------------------------------------------------------------------
               LOUISIANA -- 1.2%
AAA  $ 5,000   Louisiana Pub. Fac. Auth. Hosp. Rev., Lafayette Gen.
                 Med. Ctr. Proj. 6.30%, 10/01/08, FSA ......................      10/02 at 102      $  5,454,200
                                                                                                    ------------
               MASSACHUSETTS -- 4.8%
AAA    4,465   Chelsea, Sch. Proj. Loan, 6.00%, 6/15/04, AMBAC .............               N/A         4,953,337
AAA    6,000   Massachusetts Bay Trans. Auth. Rev., Ser. B,
                 6.00%, 3/01/10, MBIA ......................................      03/03 at 102         6,440,040
AAA   10,000   Massachusetts St. Hsg. Fin. Agcy., Hsg. Proj.,
                 Ser. A, 5.95%, 10/01/08, AMBAC ............................      04/03 at 102        10,699,600
                                                                                                    ------------
                                                                                                      22,092,977
                                                                                                    ------------
               MICHIGAN -- 5.1%
               Lake Orion, Cmnty. Sch. Dist., AMBAC,
AAA    3,290     6.60%, 5/01/05 ............................................               N/A         3,778,532
AAA    3,285     6.70%, 5/01/05 ............................................               N/A         3,792,073
AAA    8,920   Michigan St. Bldg. Auth. Rev., Fac. Proj., Ser. IIA,
                 6.25%, 10/01/08, AMBAC ....................................      10/02 at 102         9,680,608
AAA    1,760   Western Michigan Univ. Rev., 6.20%, 11/15/02, FGIC ..........               N/A         1,937,742
AAA    3,400   Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA ................      No Opt. Call         3,873,212
                                                                                                    ------------
                                                                                                      23,062,167
                                                                                                    ------------
               MISSOURI -- 1.7%
AAA    7,350   Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev., Cap.
                 Impvts. Proj., Ser. A, 6.50%, 2/01/08, FGIC ...............      02/01 at 102         7,870,821
                                                                                                    ------------
               NEVADA -- 3.9%
AAA    6,490   Clark Cnty., Fld. Ctrl., 6.30%, 11/01/01, AMBAC .............               N/A         6,995,636
               Washoe Cnty., Arpt. Auth., Ser. B, MBIA,
AAA    3,135     5.70%, 7/01/07 ............................................      07/03 at 102         3,346,174
AAA    2,645     5.75%, 7/01/08 ............................................      07/03 at 102         2,829,013
AAA    4,135   Washoe Cnty., Sch. Dist., G.O., Ser. A,
                 6.20%, 10/01/02, AMBAC ....................................               N/A         4,500,658
                                                                                                    ------------
                                                                                                      17,671,481
                                                                                                    ------------
               NEW JERSEY -- 13.0%
AAA   30,275   New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev., Ser. A,
                 5.80%, 7/01/08, MBIA ......................................       07/04 at 102       32,762,697
AAA   24,495   New Jersey St. G.O., Ser. D, 6.00%, 2/15/09, MBIA ...........       02/03 at 102       26,439,903
                                                                                                    ------------
                                                                                                      59,202,600
                                                                                                    ------------
               NEW YORK -- 8.2%
               New York City G.O., Ser. E, MBIA,
AAA    5,000     6.125%, 8/01/06 ...........................................      No Opt. Call         5,534,700
AAA   15,500     6.20%, 8/01/07 ............................................      No Opt. Call        17,350,855
AAA    5,000     Ser. G, 5.75%, 2/01/08 ....................................   02/06 at 101.50         5,417,450
               New York St. Environ. Fac. Corp., P.C.R., Ser. D,
AAA    5,945     6.50%, 5/15/07 ............................................      11/04 at 102         6,755,898
AAA    2,245     6.50%, 11/15/07 ...........................................      11/04 at 102         2,551,218
                                                                                                    ------------
                                                                                                      37,610,121
                                                                                                    ------------
               NORTH CAROLINA -- 8.7%
AAA    1,000   Cumberland Cnty. C.O.P., Civic Ctr. Proj., Ser. A,
                 6.375%, 12/01/09, AMBAC ...................................      12/04 at 102         1,121,800
               North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B,
AAA   14,675     7.25%, 1/01/07, CAPMAC ....................................      No Opt. Call        17,352,014
AAA    5,000     7.00%, 1/01/08, CAPMAC ....................................      No Opt. Call         5,890,900
AAA   13,500     6.125%, 1/01/09, FGIC .....................................      No Opt. Call        15,168,465
                                                                                                    ------------
                                                                                                      39,533,179
                                                                                                    ------------
               NORTH DAKOTA -- 1.1%
AAA    4,450   Bismark Hosp. Rev., St. Alexius Med. Ctr.,
                 6.90%, 5/01/06, AMBAC .....................................      05/03 at 102         4,819,038


                                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
       PRINCIPAL                                                                   OPTION
        AMOUNT                                                                       CALL               VALUE
RATING* (000)                       DESCRIPTION                                   PROVISIONS++         (NOTE 1)
----------------------------------------------------------------------------------------------------------------
               OHIO -- 2.3%
AAA  $ 2,410   Cleveland, G.O., 6.40%, 11/15/04 , MBIA .....................               N/A      $  2,740,001
AAA    6,095   Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%,
                 10/15/08, FGIC ............................................      10/02 at 102         6,601,190
AAA    1,000   Ohio St. Bldg. Auth., Fac. Rev., Juvenile Correctional Proj.,
                 6.50%, 10/01/09, AMBAC ....................................      09/04 at 102         1,127,940
                                                                                                    ------------
                                                                                                      10,469,131
                                                                                                    ------------
               PENNSYLVANIA -- 13.2%
AAA    4,000   Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's Hosp.,
                 6.25%, 10/01/08, FGIC .....................................      10/02 at 102         4,328,160
               Dauphin Cnty. Gen. Auth. Hosp. Rev., HAPSCO-Western
                 PennsylvaniA Hosp. Proj., MBIA,
AAA   10,000     6.25%, Ser. A, 7/01/08 ....................................      07/02 at 102        10,780,400
AAA    5,000     6.25%, 7/01/08 ............................................      07/02 at 102         5,390,200
AAA    6,600   Erie Cnty. Hosp. Auth. Rev., St. Vincent Hlth. Ctr. Proj.,
                 Ser. A, 6.25%, 7/01/08, MBIA ..............................      07/02 at 102         7,115,064
AAA    3,500   Indiana Cnty. Indl. Dev. Auth., P.C.R., New York St.
                 Elec. & Gas Corp., Ser. A, 6.00%, 6/01/06, MBIA ...........      No Opt. Call         3,858,470
AAA    6,500   Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg.,
                 Ser. C, 6.25%, 7/01/07, FNMA ..............................      07/02 at 102         6,918,925
AAA    7,450   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC .......      No Opt. Call         8,108,878
AAA   10,930   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/08, AMBAC .............      09/02 at 102        11,759,478
AAA    1,665   Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
                 6.90%, 1/01/00, MBIA ......................................               N/A         1,767,364
                                                                                                    ------------
                                                                                                      60,026,939
                                                                                                    ------------
               TEXAS -- 24.5%
AAA   13,000   Austin, Pub. Impvt., G.O., AMBAC, 6.10%, 9/01/02 ............               N/A        13,972,400
               Austin, Util. Sys. Rev.,
AAA   11,515     Ser. A, Zero Coupon, 11/15/08, MBIA .......................      No Opt. Call         7,138,379
AAA    5,000     Ser. A, Zero Coupon, 11/15/09, AMBAC ......................      No Opt. Call         2,927,300
AAA    5,000     Ser. A, Zero Coupon, 11/15/09, MBIA .......................      No Opt. Call         2,927,300
AAA    5,000     6.625%, 11/15/08, AMBAC ...................................      No Opt. Call         5,838,250
AAA    7,000     6.25%, 11/15/08, AMBAC ....................................      11/02 at 102         7,632,590
AAA    5,225   Baytown, G.O., 6.40%, 2/01/08, AMBAC ........................      02/02 at 100         5,562,953
AAA    9,930   Circle C Mun. Util. Dist. No. 3 Rev., 6.50%, 11/15/09, FGIC .      11/01 at 100        10,618,447
               Coppell Indpt. Sch. Dist., MBIA,
AAA    1,430     6.10%, 8/15/09 ............................................      No Opt. Call         1,610,409
AAA    2,495     6.10%, 8/15/09 ............................................      08/02 at 100         2,637,065
AAA    4,390   Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC ......      No Opt. Call         2,600,592
AAA   16,135   Houston, Wtr. & Swr. Sys. Rev., Jr. Lien, Ser. C,
                 6.25%, 12/01/09, MBIA .....................................      12/02 at 102        17,651,851
AAA    6,000   San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon,
                 2/01/10, FGIC .............................................      No Opt. Call         3,438,900
               Texas Mun. Pwr. Agcy. Rev., AMBAC,
AAA   15,000     Zero Coupon, 9/01/08 ......................................      No Opt. Call         9,387,150
AAA   16,175     Zero Coupon, 9/01/09 ......................................      No Opt. Call         9,561,851
AAA    5,900   Texas St. Pub. Fin. Auth. Bldg. Rev., Ser. B,
                 6.25%, 2/01/09, AMBAC .....................................      No Opt. Call         6,747,948
AAA    2,275   Ysleta, Indpt. Sch. Dist. Rev., Zero Coupon, 8/15/08, PSFG ..      No Opt. Call         1,428,063
                                                                                                    ------------
                                                                                                     111,681,448
                                                                                                    ------------
               UTAH -- 1.2%
AAA    3,500   Intermountain Pwr. Agcy. Rev., Ser. B, 6.00%,
                 7/01/07, MBIA .............................................      No Opt. Call         3,877,405
AAA    1,550   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev., Ser. A,
                 6.05%, 10/01/08, MBIA .....................................      10/04 at 101         1,684,649
                                                                                                    ------------
                                                                                                       5,562,054
                                                                                                    ------------
               WASHINGTON -- 13.8%
AAA   12,850   King Cnty., Ser. D, 5.55%, 12/01/08, MBIA ...................      12/07 at 102        13,955,486
AAA    9,000   Seattle Hlth Care Fac. Auth. Rev., Virginia Mason Oblig.
                 Group, 6.30%, 2/15/09, MBIA ...............................      02/03 at 102         9,782,640
               Snohomish Cnty., Sch. Dist., MBIA
AAA    2,235     6.10%, 12/01/03+ ..........................................               N/A         2,473,944
AAA    1,765     6.10%, 12/01/08+ ..........................................      12/03 at 102         1,920,108
               Washington St. Pub. Pwr. Supply Sys. Rev.,
AAA    5,550     No. 3, Zero Coupon, 7/01/07, BIG ..........................      No Opt. Call         3,664,998
AAA    2,000     No. 3, Zero Coupon, 7/01/08, BIG ..........................      No Opt. Call         1,256,340
AAA    3,000     5.55%, 7/01/10, FGIC ......................................      07/03 at 102         3,130,110
AAA   11,000     5.80%, 7/01/07, FSA .......................................      No Opt. Call        11,965,690
AAA   13,635     No. 2, Ser. A, 6.25%, 7/01/09, MBIA .......................      07/02 at 102        14,699,075
                                                                                                    ------------
                                                                                                      62,848,391
                                                                                                    ------------


                                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
       PRINCIPAL                                                                   OPTION
        AMOUNT                                                                       CALL               VALUE
RATING* (000)                       DESCRIPTION                                   PROVISIONS++         (NOTE 1)
----------------------------------------------------------------------------------------------------------------
               WEST VIRGINIA -- 2.7%
AAA  $11,600   West Virginia St. Parkways Econ. Dev. & Tourism Auth.,
                 5.70%, 5/15/09, FGIC ......................................      05/03 at 102      $ 12,292,984
                                                                                                    ------------
               TOTAL LONG-TERM INVESTMENTS (COST $593,238,221) .............                         655,267,796
                                                                                                    ------------

               SHORT-TERM INVESTMENTS** -- 0.5%
               CONNECTICUT -- 0.1%
A1+      300   Connecticut St. Dev. Auth. P.C.R., Western Mass. Elec. Co.,
                 Ser. A, 3.30%, 7/01/98, FRDD ..............................               N/A           300,000
               FLORIDA -- 0.2%
P1       700   Hillsborough Cnty. Indl. Dev. Auth., P.C.R., Tampa Elec. Co.,
                 4.10%, 7/01/98, FRDD ......................................               N/A           700,000
               GEORGIA -- 0.0%
A1+      200   Burke Cnty. Dev. Auth. P.C.R., Georgia Pwr. Co.,
                 4.10%, 7/01/98, FRDD ......................................               N/A           200,000
               MISSOURI -- 0.1%
A1+      400   Kansas City Indl. Dev. Auth., Hosp. Rev., 3.80%,
                 7/01/98, FRDD .............................................               N/A           400,000
               NEW YORK -- 0.1%
P1       600   New York Res. & Dev. Auth. P.C.R., New York St.
                 Elec. and Gas, 3.80%, 7/01/98, FRDD .......................               N/A           600,000
                                                                                                    ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $2,200,000) ..............                           2,200,000
                                                                                                    ------------
               TOTAL INVESTMENTS -- 144.2% (COST $595,438,221) .............                         657,467,796
               Other assets in excess of liabilities -- 1.0% ...............                           4,486,344
               Liquidation value of preferred stock -- (45.2%) .............                        (206,000,000)
                                                                                                    ------------
               NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100 .........                        $455,954,140
                                                                                                    ============


----------
*   Rating: Using the higher of Standard and Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

+   This bond is prerefunded. See glossary for definition.

++ Option call provisions: date (month/year) and price of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.

================================================================================
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:


AMBAC  -- American Municipal Bond Assurance Corporation       FSA    -- Financial Security Assurance
BIG    -- Bond Investors Guaranty Insurance Company           FRDD   -- Floating Rate Daily Demand
CAPMAC -- Capital Markets Assurance Company                   G.O.   -- General Obligation Bond
C.O.P. -- Certificate of Participation                        MBIA   -- Municipal Bond Insurance Association
FNMA   -- Federal National Mortgage Association               P.C.R. -- Pollution Control Revenue
FGIC   -- Financial Guaranty Insurance Company                PSFG   -- Permanent School Fund Guaranty


================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSUREDMUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $595,438,221) (Note 1) .........      $ 657,467,796
Cash .......................................................             47,532
Interest receivable ........................................         10,113,731
Receivable from investments sold ...........................            220,000
Other Assets ...............................................             31,199
                                                                  -------------
                                                                    667,880,258
                                                                  -------------
LIABILITIES
Payable for investments purchased ..........................          5,216,500
Investment advisory fee payable (Note 2) ...................            191,095
Dividends payable--preferred stock .........................            169,915
Administration fee payable (Note 2) ........................             54,599
Other accrued expenses .....................................            294,009
                                                                  -------------
                                                                      5,926,118
                                                                  -------------
NET INVESTMENT ASSETS ......................................      $ 661,954,140
                                                                  =============
Net investment assets were comprised of:
  Common stock:
     Par value (Note 4) ....................................      $     272,071
     Paid-in capital in excess of par ......................        378,448,786
  Preferred stock (Note 4) .................................        206,000,000
                                                                  -------------
                                                                    584,720,857
  Undistributed net investment income ......................         15,497,076
  Accumulated net realized loss ............................           (293,368
  Net unrealized appreciation ..............................         62,029,575
                                                                  -------------
  Net investment assets, June 30, 1998 .....................      $ 661,954,140
                                                                  =============
  Net assets applicable to commonshareholders ..............      $ 455,954,140
                                                                  =============
Net asset value per common share:
  ($455,954,140 O 27,207,093 shares of
  common stock issued and outstanding) .....................             $16.76
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK INSUREDMUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest and discount earned ...............................      $18,125,049
                                                                    -----------
Expenses
  Investment advisory ........................................        1,156,178
  Administration .............................................          330,336
  Auction agent ..............................................          298,000
  Custodian ..................................................           87,000
  Directors ..................................................           55,000
  Reports to shareholders ....................................           50,000
  Audit ......................................................           33,000
  Transfer agent .............................................           15,000
  Legal ......................................................           12,000
  Miscellaneous ..............................................           51,172
                                                                    -----------
     Total expenses ..........................................        2,087,686
                                                                    -----------
Net investment income ........................................       16,037,363
                                                                    -----------
UNREALIZED LOSS ON
  INVESTMENTS (NOTE 3)
  Net change in unrealized appreciationon investments ........       (3,001,035)
                                                                    -----------
NET INCREASE IN NET INVESTMENT
   ASSETS RESULTING FROM OPERATIONS ..........................      $13,036,328
                                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                  SIX MONTHS       YEAR ENDED
                                                     ENDED         DECEMBER 31,
                                                 JUNE 30, 1998         1997
                                                 -------------    -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income ......................   $  16,037,363    $  31,973,585
  Net realized gain on investments ...........            --            172,902
  Net change in unrealized appreciation
    on investments ...........................      (3,001,035)      21,311,862
                                                 -------------    -------------
  Net increase in net investment assets
    resulting from operations ................      13,036,328       53,458,349
                                                 -------------    -------------
DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net
    investment income ........................     (10,814,632)     (21,498,340)
  To common shareholders in excess of net
    realized gain on investments .............            --           (130,975)
  To preferred shareholders from net
    investment income ........................      (3,459,677)      (7,203,821)
  To preferred shareholders in excess of
    net realized gain on investments .........            --            (41,921)
                                                 -------------    -------------
  Total dividends and distributions ..........     (14,274,309)     (28,875,057)
                                                 -------------    -------------
       Total increase (decrease) .............      (1,237,981)      24,583,292
                                                 -------------    -------------
NET INVESTMENT ASSETS
Beginning of period ..........................     663,192,121      638,608,829
                                                 -------------    -------------
End of period ................................   $ 661,954,140    $ 663,192,121
                                                 =============    =============

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED                        YEAR ENDED DECEMBER 31,
                                                                JUNE 30,   --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                  1998        1997        1996        1995        1994        1993
                                                               --------    --------    --------    --------    --------    --------
Net asset value, beginning of the period ..................    $  16.80    $  15.90    $  16.08    $  13.88    $  16.23    $  14.31
                                                               --------    --------    --------    --------    --------    --------
  Net investment income ...................................        0.59        1.18        1.17        1.19        1.15        1.14
  Net realized and unrealized gain (loss)
    on investments ........................................       (0.11)       0.78       (0.27)       2.21       (2.39)       1.91
                                                               --------    --------    --------    --------    --------    --------
Net increase (decrease) from investment operations ........        0.48        1.96        0.90        3.40       (1.24)       3.05
                                                               --------    --------    --------    --------    --------    --------
Dividends from net investment income to:
  Preferred shareholders ..................................       (0.12)      (0.27)      (0.25)      (0.28)      (0.23)      (0.20)
  Common shareholders .....................................       (0.40)      (0.79)      (0.79)      (0.83)      (0.88)      (0.88)
Distributions from net realized gain
    on investments to:
  Preferred shareholders ..................................          --          --       (0.01)      (0.02)         --       (0.01)
  Common shareholders .....................................          --          --       (0.03)      (0.06)         --       (0.04)
Distributions in excess of net realized gain
    on investments to:
  Preferred shareholders ..................................          --          **          **          **          --          --
  Common shareholders .....................................          --          **          **       (0.01)         --          --
                                                               --------    --------    --------    --------    --------    --------
Total dividends and distributions .........................       (0.52)      (1.06)      (1.08)      (1.20)      (1.11)      (1.13)
                                                               --------    --------    --------    --------    --------    --------
Net asset value, end of period* ...........................    $  16.76    $  16.80    $  15.90    $  16.08    $  13.88    $  16.23
                                                               ========    ========    ========    ========    ========    ========
Market value, end of period* ..............................    $  15.50    $  15.25    $  14.50    $  13.50    $  12.25    $  15.13
                                                               ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN ...................................        4.28%      10.97%      13.56%      17.64%     (13.71)%     16.05%
                                                               ========    ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS OF
  COMMONSHAREHOLDERS:
Expenses ..................................................       0.92%+++    0.92%       0.95%       0.95%       1.02%       0.88%
Net investment income before preferred
    stock dividends .......................................       7.09%+++    7.19%       7.32%       7.74%       7.80%       7.43%
Preferred stock dividends .................................       1.53%+++    1.03%       1.64%       1.97%       1.55%       1.35%
Net investment income available to
    common shareholders ...................................       5.56%+++    5.56%       5.68%       5.77%       6.25%       6.08%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
    (in thousands) ........................................    $456,427    $444,895    $434,692    $417,017    $400,555    $420,532
Portfolio turnover ........................................           0%         11%          8%         27%         64%         15%
Net assets of common shareholders,
  end of period (in thousands) ............................    $455,954    $457,192    $432,609    $437,470    $377,679    $441,543
Preferred stock outstanding (in thousands) ................    $206,000    $206,000    $206,000    $206,000    $206,000    $206,000
Asset coverage per share of preferred stock,
  end of period# ..........................................    $ 80,334    $ 80,484    $ 77,501    $ 78,091    $141,670    $157,171


  * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 ** Actual amount paid to common shareholders was $0.004814, and $0.00271 for the years ended December 31, 1997, and 1996 respectively. Actual amount paid to preferred shareholders was $0.00154, $0.00084 and $0.002929 per common share for the years ended December 31, 1997, 1996 and 1995 respectively.
  #  A stock split occurred on July 24, 1995 (Note 4).
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
+++  Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust"), was organized in Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved. The following is a summary of significant accounting policies followed by the Trust.

   The following is a summary of significant accounting policies followed by the
Trust:

   SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

   FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

   DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

   ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect, wholly- owned subsidiary of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES Purchases of investment securities, other than short-term investments for the six months ended June 30, 1998 aggregated $810,892. There were no sales, other than short-term investments, during the six months ended June 30, 1998.

   The federal income tax basis of the Trust's investments at June 30, 1998, was $595,744,004, and accordingly, gross and net unrealized appreciation was $61,723,792.

NOTE 4. CAPITAL There are 200 million shares of $.01 par value common common stock authorized. Of the 27,207,093 common shares outstanding at June 30, 1998, the Adviser owned 7,093 shares. As of June 30, 1998, there were 8,240 preferred shares outstanding as follows: Series T28-2,060, Series R28-2,060, Series T7-2,060 and Series R7-2,060.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 4,120 shares of common stock and issued 4 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T28--1,030 shares, Series R28--1,030 shares, Series R7--1,030 shares and series T7--1,030 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

   On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The split occurred on July 24, 1995.

   Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offering through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on results of an auction. Dividend rates ranged from 2.40% to 4.05% during the six months ended June 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS   Subsequent  to June 30, 1998,  the Board of Directors of the
Trust declared a dividend from undistributed earnings of $0.06625 per common share payable July 31, 1998 to shareholders of record on July 15, 1998.

   For the period July 1, 1998 to July 31, 1998 dividends and distributions declared on preferred shares totalled $569,791 in aggregate for the four outstanding preferred share series.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                            STOCK       MATURITY
PERPETUAL TRUSTS                                                            SYMBOL        DATE
                                                                            ------      --------
The BlackRock Income Trust Inc. ......................................        BKT          N/A
The BlackRock North American Government Income Trust Inc. ............        BNA          N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. ...................................        BBT         12/98
The BlackRock 1999 Term Trust Inc. ...................................        BNN         12/99
The BlackRock Target Term Trust Inc. .................................        BTT         12/00
The BlackRock 2001 Term Trust Inc. ...................................        BLK         06/01
The BlackRock Strategic Term Trust Inc. ..............................        BGT         12/02
The BlackRock Investment Quality Term Trust Inc. .....................        BQT         12/04
The BlackRock Advantage Term Trust Inc. ..............................        BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ............        BCT         12/09

TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------
                                                                            STOCK       MATURITY
PERPETUAL TRUSTS                                                            SYMBOL        DATE
                                                                            ------      --------
The BlackRock Investment Quality Municipal Trust Inc. ................        BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc. .....        RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust .............        RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. .....        RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc. .......        RNY          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. .......................        BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. .................        BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. ......        BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ..............        BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ........        BLN         12/08
The BlackRock Insured Municipal Term Trust Inc. ......................        BMT         12/10


                  IF YOU WOULD LIKE FURTHER INFORMATION PLEASE
                    CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with the investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1) To elect two Directors to serve as follows:

          DIRECTOR                                   CLASS    TERM     EXPIRING
          --------                                   -----    ----     --------
          Walter F. Mondale ......................     II    3 years     2001
          Ralph L.Schlosstein ....................     II    3 years     2001

          Directors whose term of office continues beyond this meeting are Andrew D.Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, James Grosfeld and James Clayburn La Force, Jr.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.

          Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                        VOTES FOR    VOTES AGAINST   ABSTENTIONS
                                        ---------    -------------   -----------
         Walter F.Mondale ............  20,002,324        0            259,686
         Ralph L.Schlosstein .........  19,819,963        0            442,047
         Ratification of
            Deloitte & Touche LLP ....  19,910,399     117,807         233,804

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from federal income tax and Florida intangible personal property tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in Florida municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured Florida municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of Florida municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax and Florida intangible personal tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES
PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRF) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:       Investment  vehicle which initially offers a fixed number
                       of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:              When a fund's net asset  value is greater  than its stock
                       price the fund is said to be trading at a discount.

DIVIDEND:              Income   generated  by  securities  in  a  portfolio  and
                       distributed  to  shareholders   after  the  deduction  of
                       expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT: Shareholders may have all dividends and  distributions of capital gains automatically reinvested into additional shares of a fund.

EMBEDDED CAP BONDS:    Also known as additional  interest municipal bonds. These
                       securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

MARKET PRICE:          Price per share of a security  trading  in the  secondary
                       market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV): Net  asset  value  is  the  total  market  value  of  all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE NEW YORK TIMES or THE WALL STREET JOURNAL each Monday. PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:    These securities are  collateralized  by U.S.  Government
                       securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY
INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM
ADMINISTRATOR
Princeton Adminstrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800) 699-1BFM
AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006
INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

                      The accompanying financial statements
                   as of June 30, 1998, were not audited and,
                 accordingly, no opinion is expressed on them.

                   This report is for shareholder information.
                This is not a prospectus intended for use in the
                      purchase or sale of any securities.

                              THE BLACKROCK INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                                                     09247K-10-9
                                                                     09247K-30-7
                                                                     09247K-20-8
                                                                     09247K-40-6
                                                                     09247K-50-5

[LOGO]  Printed on recycled paper


THE BLACKROCK
INSURED MUNICIPAL
2008 TERM TRUST INC.
--------------------
SEMI-ANNUAL REPORT
JUNE 30, 1998

[GRAPHIC OMITTED]